                                                                     EXHIBIT 4.9


                           TRANSOCEAN SEDCO FOREX INC.

                              OFFICERS' CERTIFICATE

         The undersigned, Gregory L. Cauthen and Eric B. Brown, do hereby certify that they are the duly appointed and acting Vice President, Chief Financial Officer and Treasurer and Senior Vice President, General Counsel and Corporate Secretary, respectively, of Transocean Sedco Forex Inc., a Cayman Islands exempted company (the "Company"). Each of the undersigned also hereby certifies, pursuant to Sections 103 and 301 of the Indenture dated as of April 15, 1997, between Transocean Offshore Inc. ("Transocean-Delaware"), a Delaware corporation and a predecessor of the Company, and The Bank of New York, as the successor trustee to The Chase Manhattan Bank (formerly known as Texas Commerce Bank National Association) (the "Trustee"), as supplemented by the First Supplemental Indenture between Transocean-Delaware and the Trustee, dated as of April 15, 1997, the Second Supplemental Indenture among Transocean Offshore (Texas) Inc., a Texas corporation and a predecessor of the Company, the Company and the Trustee, dated as of May 14, 1999, the Third Supplemental Indenture between the Company and the Trustee, dated as of May 24, 2000 and the Fourth Supplemental Indenture between the Company and the Trustee, dated as of May 11, 2001 (such Indenture, as supplemented by the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, and Fourth Supplemental Indenture, the "Indenture"), that:

         A. There is hereby established pursuant to resolutions duly adopted by the Board of Directors of the Company on December 13, 2001 (a copy of such resolutions being attached hereto as Exhibit A) a series of Securities (as that term is defined in the Indenture) to be issued under the Indenture designated 6.50% Notes due April 15, 2003 ("6.50% Notes").

         B. There is hereby established pursuant to resolutions duly adopted by the Board of Directors of the Company on December 13, 2001 (a copy of such resolutions being attached hereto as Exhibit A) a series of Securities (as that term is defined in the Indenture) to be issued under the Indenture designated 6.75% Notes due April 15, 2005 ("6.75% Notes").

         C. There is hereby established pursuant to resolutions duly adopted by the Board of Directors of the Company on December 13, 2001 (a copy of such resolutions being attached hereto as Exhibit A) a series of Securities (as that term is defined in the Indenture) to be issued under the Indenture designated 6.95% Notes due April 15, 2008 ("6.95% Notes").

         D. There is hereby established pursuant to resolutions duly adopted by the Board of Directors of the Company on December 13, 2001 (a copy of such resolutions being attached hereto as Exhibit A) a series of Securities (as that term is defined in the Indenture) to be issued under the Indenture designated 7.375% Notes due April 15, 2018 ("7.375% Notes").

         E. There is hereby established pursuant to resolutions duly adopted by the Board of Directors of the Company on December 13, 2001 (a copy of such resolutions being attached hereto as Exhibit A) a series of Securities (as that term is defined in the Indenture) to be issued under the Indenture designated 9.125% Notes due December 15, 2003 ("9.125% Notes").

         F. There is hereby established pursuant to resolutions duly adopted by the Board of Directors of the Company on December 13, 2001 (a copy of such resolutions being attached hereto as Exhibit A) a series of Securities (as that term is defined in the Indenture) to be issued under the Indenture designated 9.50% Notes due December 15, 2008 ("9.50% Notes").

         G. The terms and form of the 6.50% Notes shall be as set forth in Exhibit B and Exhibit C, respectively.

         H. The terms and form of the 6.75% Notes shall be as set forth in Exhibit D and Exhibit E, respectively.

         I. The terms and form of the 6.95% Notes shall be as set forth in Exhibit F and Exhibit G, respectively.

         J. The terms and form of the 7.375% Notes shall be as set forth in Exhibit H and Exhibit I, respectively.

         K. The terms and form of the 9.125% Notes shall be as set forth in Exhibit J and Exhibit K, respectively.

         L. The terms and form of the 9.50% Notes shall be as set forth in Exhibit L and Exhibit M, respectively.

         M. Each of the undersigned has read the provisions of Section 301 and 303 of the Indenture and the definitions relating thereto and the resolutions adopted by the Board of Directors of the Company referred to above. In the opinion of each of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of the 6.50% Notes, the 6.75% Notes, the 6.95% Notes, the 7.375% Notes, the 9.125% Notes and the 9.50% Notes have been complied with.

         N. In the opinion of each of the undersigned, all such conditions precedent have been complied with.

         IN WITNESS WHEREOF, the undersigned have hereunto executed this Certificate as of January __, 2002.



                                   ---------------------------------------------
                                   Gregory L. Cauthen
                                   Vice President, Chief Financial Officer and
                                   Treasurer


                                   ---------------------------------------------
                                   Eric B. Brown
                                   Senior Vice President, General Counsel and
                                   Corporate Secretary

                                                                       EXHIBIT B

                           TRANSOCEAN SEDCO FOREX INC.

                         6.50% NOTES DUE APRIL 15, 2003

         1. The title of the Securities of the series shall be "6.50% Notes due April 15, 2003" (the "Notes").

         2. The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) is $239,500,000.

         3. Interest on the Notes shall be payable to the persons in whose name the Notes are registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest payment.

         4. The date on which the principal of the Notes is payable, unless accelerated pursuant to the Indenture, shall be April 15, 2003.

         5. The rate at which each of the Notes shall bear interest shall be 6.50% per annum. The date from which interest shall accrue for each of the Notes shall be [October 15, 2001]. The Interest Payment Dates on which interest on the Notes shall be payable are April 15 and October 15, commencing on [April 15, 2002]. The Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

         6. The place or places where the principal of and interest on the Notes shall be payable, the Notes may be surrendered for registration of transfer, the Notes may be surrendered for exchange and notices may be given to the Company in respect of the Notes is at the office of the Trustee in New York, New York and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture) or by wire transfer of immediately available funds to the accounts specified by the Holder (as defined in the Indenture) of such Notes.

         7. The Notes are not redeemable. The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

         8. Additional Amounts (as defined in the Indenture) with respect to the Notes shall be payable in accordance with the Indenture and the provisions of this paragraph 8. The Company agrees that any amounts to be paid by the Company hereunder with respect to any Note shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the

Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Note with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any) and interest (if any), in accordance with the terms of the Notes and the Indenture, as the case may be, in order that the amounts received by the Holder of the Note, after such deduction or withholding, shall equal the respective amounts of principal amount, premium (if any) and interest (if any), in accordance with the terms of the Notes and the Indenture, as specified in such Notes to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

         (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Note (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Note or the collection of principal amount, premium (if any) and interest (if any), in accordance with the terms of the Note and the Indenture, or the enforcement of such Note or (B) where presentation is required, such Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

         (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

         (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, premium (if any) and interest (if any);

         (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

         (5) any combination of (1) through (4).

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Note to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Note.

         9. The Notes shall be in fully registered form without coupons in denominations of $1,000 of principal amount thereof or any integral multiple thereof.

         10. Section 403 of the Indenture shall be applicable to the Notes.

         11. The Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit C to the Officers' Certificate to which this Exhibit is attached (the "Global Securities"), as a Book-Entry Security. Each Global Security shall represent such of the Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Notes from time to time endorsed thereon and that the aggregate amount of Notes represented thereby may from time to time be reduced to reflect exchanges and redemptions. Any endorsement of a Note to reflect the amount, or any increase or decrease in the amount, of Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having the beneficial interest in the Global Security.

         12. The Company initially appoints the Trustee to act as Paying Agent with respect to the Notes.

                                                                       EXHIBIT C

                            [FORM OF GLOBAL SECURITY]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                          6.50% NOTE DUE APRIL 15, 2003

                           TRANSOCEAN SEDCO FOREX INC.

Issue Date:________ ___, 2002                           Maturity: April 15, 2003

Principal Amount: $___________                                            CUSIP:



Registered: No. R-

         Transocean Sedco Forex Inc., a Cayman Islands exempted company limited by shares (herein called the "Company", which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of ($ ) on April 15, 2003 and to pay interest thereon and Tax Additional Amounts, if any, in immediately available funds as specified on the other side of this Security.

         Payment of the principal of and interest on and Tax Additional Amounts, if any, with respect to this Global Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts;

provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds to the accounts designated to the Holder of this Security.

         Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                       TRANSOCEAN SEDCO FOREX INC.


                                       -----------------------------------------
                                       By:
                                          Name:
                                          Title:


Attest:



-------------------------------
Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                       THE BANK OF NEW YORK,
                                       as Trustee



                                       -----------------------------------------
                                       Authorized Signature

                       [FORM OF REVERSE SIDE OF SECURITY]

                           TRANSOCEAN SEDCO FOREX INC.

                          6.50% NOTE DUE APRIL 15, 2003

         This Global Security is one of a duly authorized issue of senior securities of the Company (herein called the "Global Securities"), issued and to be issued in one or more series under the Indenture dated as of April 15, 1997, between Transocean Offshore Inc. ("Transocean-Delaware"), a Delaware corporation and a predecessor of the Company, and The Bank of New York, as the successor trustee to The Chase Manhattan Bank (formerly known as Texas Commerce Bank National Association) (the "Trustee"), as supplemented by the First Supplemental Indenture between Transocean-Delaware and the Trustee, dated as of April 15, 1997, the Second Supplemental Indenture among Transocean Offshore (Texas) Inc., a Texas corporation and a predecessor of the Company, the Company and the Trustee, dated as of May 14, 1999, the Third Supplemental Indenture between the Company and the Trustee, dated as of May 24, 2000 and the Fourth Supplemental Indenture between the Company and the Trustee, dated as of May 11, 2001 (such Indenture, as supplemented by the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, and Fourth Supplemental Indenture, the "Indenture"), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Global Security is one of the series designated on the face hereof, limited in aggregate principal amount to $239,500,000.

INTEREST

         The rate at which this Global Security shall bear interest shall be 6.50% per annum. The date from which interest shall accrue for this Global Security shall be [October 15, 2001]. The Interest Payment Dates on which interest on this Global Security shall be payable are April 15 and October 15 of each year, commencing on [April 15, 2002]. The Regular Record Date for the interest payable on this Global Security on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

         Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

TAX ADDITIONAL AMOUNTS

         The Company agrees that any amounts to be paid by the Company hereunder with respect to any Security shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any) and interest (if any), in accordance with the terms of the Securities and the Indenture, as the case may be, in order that the amounts received by the Holder of the Security, after such deduction or withholding, shall equal the respective amounts of principal, premium (if any) and interest (if any), in accordance with the terms of the Securities and the Indenture, as specified in such Securities to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

         (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Security or the collection of the respective amounts of principal, premium (if any) and interest (if any), in accordance with the terms of the Security and the Indenture, or the enforcement of such Security or (B) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

         (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

         (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of the respective amounts of principal, premium (if any) and interest (if any);

         (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

         (5) any combination of (1) through (4);

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

TRANSFER

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Global Security is registrable in the Security Register, upon surrender of this Global Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of any authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Global Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Global Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Global Security is registered as the owner hereof for all purposes, whether or not this Global Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

AMENDMENT, SUPPLEMENT AND WAIVER; LIMITATION ON SUITS

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security.

         Subject to the right of the Holder of any Securities of this series to receive payment of the principal thereof (and premium, if any) and interest thereon and any Tax Additional Amounts with respect thereto, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

         (1) an Event of Default with respect to the Securities of this series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SUCCESSOR CORPORATION

         When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

DEFAULTS AND REMEDIES

         If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid principal plus accrued interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

DEFEASANCE

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Global Security or certain restrictive covenants and Events of Default with respect to this Global Security, in each case upon compliance with certain conditions set forth in the Indenture.

NO RECOURSE AGAINST OTHERS

         No recourse shall be had for the payment of the principal of or the interest, if any, on this Global Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or directory, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

INDENTURE TO CONTROL; GOVERNING LAW

         In the case of any conflict between the provisions of this Global Security and the Indenture, the provisions of the Indenture shall control.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

DEFINITIONS

         All terms defined in the Indenture and used in this Global Security but not specifically defined herein are used herein as so defined.

                                                                       EXHIBIT D

                           TRANSOCEAN SEDCO FOREX INC.

                         6.75% NOTES DUE APRIL 15, 2005

         1. The title of the Securities of the series shall be "6.75% Notes due April 15, 2005" (the "Notes").

         2. The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) is $350,000,000.

         3. Interest on the Notes shall be payable to the persons in whose name the Notes are registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest payment.

         4. The date on which the principal of the Notes is payable, unless accelerated pursuant to the Indenture, shall be April 15, 2005.

         5. The rate at which each of the Notes shall bear interest shall be 6.75% per annum. The date from which interest shall accrue for each of the Notes shall be [October 15, 2001]. The Interest Payment Dates on which interest on the Notes shall be payable are April 15 and October 15, commencing on [April 15, 2002]. The Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

         6. The place or places where the principal of and interest on the Notes shall be payable, the Notes may be surrendered for registration of transfer, the Notes may be surrendered for exchange and notices may be given to the Company in respect of the Notes is at the office of the Trustee in New York, New York and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture) or by wire transfer of immediately available funds to the accounts specified by the Holder (as defined in the Indenture) of such Notes.

         7. The Notes are redeemable, at the option of the Company, at any time in whole or from time to time in part upon not less than 30 and not more than 60 days' notice mailed to each Holder of Notes at the Holder's address appearing in the Security Register, on any date fixed by the Company prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the make-whole premium applicable to the Notes (the "Redemption Price").

         The amount of the make-whole premium with respect to a Note (or portion thereof) will be equal to the excess, if any, of (1) the sum of the present values, calculated as of the Redemption Date, of each interest payment that, but for such redemption, would have been payable on the Note (or portion thereof) on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date), and the principal amount that, but for such redemption, would have been payable at the final maturity of the Note (or portion thereof), over (2) the principal amount of such Note (or portion thereof).

         The present values of interest and principal payments referred to in clause (1) of the paragraph above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the U.S. Treasury Yield (as defined below) plus 20 basis points.

         The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to appoint such an institution at least 45 business days prior to the Redemption Date, or if the institution appointed is unwilling or unable to make such calculation, such calculation will be made by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         "U.S. Treasury Yield" means an annual rate of interest equal to the weekly average yield to maturity of U.S. Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes, calculated to the nearest 1/12th of a year (the "Remaining Term"). The U.S. Treasury Yield will be determined as of the third business day immediately preceding the Redemption Date.

         The weekly average yields of U.S. Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for U.S. Treasury Notes having a constant maturity that is the same as the Remaining Term, then the U.S. Treasury Yield will be equal to such weekly average yield. In all other cases, the U.S. Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the U.S. Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the U.S. Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200 of 1% or above being rounded upward. If weekly average yields for U.S. Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the U.S. Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 or integral multiples thereof.

         The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

         8. Additional Amounts (as defined in the Indenture) with respect to the Notes shall be payable in accordance with the Indenture and the provisions of this paragraph 8. The Company agrees that any amounts to be paid by the Company hereunder with respect to any Note shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Note with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as the case may be, in order that the amounts received by the Holder of the Note, after such deduction or withholding, shall equal the respective amounts of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as specified in such Notes to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

         (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Note (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Note or the collection of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Note and the Indenture, or the enforcement of such Note or
(B) where presentation is required, such Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

         (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

         (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, premium (if any), Redemption Price, and interest (if any);

         (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

         (5) any combination of (1) through (4).

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Note to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Note.

         9. The Notes shall be in fully registered form without coupons in denominations of $1,000 of principal amount thereof or any integral multiple thereof.

         10. Section 403 of the Indenture shall be applicable to the Notes.

         11. The Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit E to the Officers' Certificate to which this Exhibit is attached (the "Global Securities"), as a Book-Entry Security. Each Global Security shall represent such of the Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Notes from time to time endorsed thereon and that the aggregate amount of Notes represented thereby may from time to time be reduced to reflect exchanges and redemptions. Any endorsement of a Note to reflect the amount, or any increase or decrease in the amount, of Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having the beneficial interest in the Global Security.

         12. The Company initially appoints the Trustee to act as Paying Agent with respect to the Notes.

                                                                       EXHIBIT E

                            [FORM OF GLOBAL SECURITY]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                          6.75% NOTE DUE APRIL 15, 2005

                           TRANSOCEAN SEDCO FOREX INC.

Issue Date: _______ ___, 2002                           Maturity: April 15, 2005

Principal Amount: $___________                                            CUSIP:


Registered: No. R-

         Transocean Sedco Forex Inc., a Cayman Islands exempted company limited by shares (herein called the "Company", which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of ($ ) on April 15, 2005 and to pay interest thereon and Tax Additional Amounts, if any, in immediately available funds as specified on the other side of this Security.

         Payment of the principal of and interest on and Tax Additional Amounts, if any, with respect to this Global Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts;

provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds to the accounts designated to the Holder of this Security.

         Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:

                                    TRANSOCEAN SEDCO FOREX INC.



                                    --------------------------------------------
                                    By:
                                       Name:
                                       Title:


Attest:



------------------------------
Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                   THE BANK OF NEW YORK,
                                   as Trustee



                                   ---------------------------------------------
                                   Authorized Signature

                       [FORM OF REVERSE SIDE OF SECURITY]

                           TRANSOCEAN SEDCO FOREX INC.

                          6.75% NOTE DUE APRIL 15, 2005

         This Global Security is one of a duly authorized issue of senior securities of the Company (herein called the "Global Securities"), issued and to be issued in one or more series under the Indenture dated as of April 15, 1997, between Transocean Offshore Inc. ("Transocean-Delaware"), a Delaware corporation and a predecessor of the Company, and The Bank of New York, as the successor trustee to The Chase Manhattan Bank (formerly known as Texas Commerce Bank National Association) (the "Trustee"), as supplemented by the First Supplemental Indenture between Transocean-Delaware and the Trustee, dated as of April 15, 1997, the Second Supplemental Indenture among Transocean Offshore (Texas) Inc., a Texas corporation and a predecessor of the Company, the Company and the Trustee, dated as of May 14, 1999, the Third Supplemental Indenture between the Company and the Trustee, dated as of May 24, 2000 and the Fourth Supplemental Indenture between the Company and the Trustee, dated as of May 11, 2001 (such Indenture, as supplemented by the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, and Fourth Supplemental Indenture, the "Indenture"), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Global Security is one of the series designated on the face hereof, limited in aggregate principal amount to $350,000,000.

INTEREST

         The rate at which this Global Security shall bear interest shall be 6.75% per annum. The date from which interest shall accrue for this Global Security shall be [October 15, 2001]. The Interest Payment Dates on which interest on this Global Security shall be payable are April 15 and October 15 of each year, commencing on [April 15, 2002]. The Regular Record Date for the interest payable on this Global Security on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

         Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

OPTIONAL REDEMPTION

         The Notes are redeemable, at the option of the Company, at any time in whole or from time to time in part upon not less than 30 and not more than 60 days' notice mailed to each Holder of Notes at the Holder's address appearing in the Security Register, on any date fixed by the Company prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date (subject to the right of

Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the make-whole premium applicable to the Notes (the "Redemption Price").

         The amount of the make-whole premium with respect to a Note (or portion thereof) will be equal to the excess, if any, of (1) the sum of the present values, calculated as of the Redemption Date, of each interest payment that, but for such redemption, would have been payable on the Note (or portion thereof) on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date), and the principal amount that, but for such redemption, would have been payable at the final maturity of the Note (or portion thereof), over (2) the principal amount of such Note (or portion thereof).

         The present values of interest and principal payments referred to in clause (1) of the paragraph above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the U.S. Treasury Yield (as defined below) plus 20 basis points.

         The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to appoint such an institution at least 45 business days prior to the Redemption Date, or if the institution appointed is unwilling or unable to make such calculation, such calculation will be made by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         "U.S. Treasury Yield" means an annual rate of interest equal to the weekly average yield to maturity of U.S. Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes, calculated to the nearest 1/12th of a year (the "Remaining Term"). The U.S. Treasury Yield will be determined as of the third business day immediately preceding the Redemption Date.

         The weekly average yields of U.S. Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for U.S. Treasury Notes having a constant maturity that is the same as the Remaining Term, then the U.S. Treasury Yield will be equal to such weekly average yield. In all other cases, the U.S. Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the U.S. Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the U.S. Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200 of 1% or above being rounded upward. If weekly average yields for U.S. Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the U.S. Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 or integral multiples thereof.

         The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

TAX ADDITIONAL AMOUNTS

         The Company agrees that any amounts to be paid by the Company hereunder with respect to any Security shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as the case may be, in order that the amounts received by the Holder of the Security, after such deduction or withholding, shall equal the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as specified in such Securities to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

         (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Security or the collection of the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Security and the Indenture, or the enforcement of such Security or (B) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

         (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

         (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of the respective amounts of principal, premium (if any), Redemption Price and interest (if any);

         (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

         (5) any combination of (1) through (4);

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

TRANSFER

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Global Security is registrable in the Security Register, upon surrender of this Global Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of any authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Global Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Global Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Global Security is registered as the owner hereof for all purposes, whether or not this Global Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

AMENDMENT, SUPPLEMENT AND WAIVER; LIMITATION ON SUITS

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the

Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security.

         Subject to the right of the Holder of any Securities of this series to receive payment of the principal thereof (and premium, if any) and interest thereon and any Tax Additional Amounts with respect thereto, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

                  (1) an Event of Default with respect to the Securities of this series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SUCCESSOR CORPORATION

         When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

DEFAULTS AND REMEDIES

         If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid principal plus accrued interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

DEFEASANCE

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Global Security or certain restrictive covenants and Events of Default with respect to this Global Security, in each case upon compliance with certain conditions set forth in the Indenture.

NO RECOURSE AGAINST OTHERS

         No recourse shall be had for the payment of the principal of or the interest, if any, on this Global Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or directory, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

INDENTURE TO CONTROL; GOVERNING LAW

         In the case of any conflict between the provisions of this Global Security and the Indenture, the provisions of the Indenture shall control.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

DEFINITIONS

         All terms defined in the Indenture and used in this Global Security but not specifically defined herein are used herein as so defined.

                                                                       EXHIBIT F

                           TRANSOCEAN SEDCO FOREX INC.

                         6.95% NOTES DUE APRIL 15, 2008

         1. The title of the Securities of the series shall be "6.95% Notes due April 15, 2008" (the "Notes").

         2. The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) is $250,000,000.

         3. Interest on the Notes shall be payable to the persons in whose name the Notes are registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest payment.

         4. The date on which the principal of the Notes is payable, unless accelerated pursuant to the Indenture, shall be April 15, 2008.

         5. The rate at which each of the Notes shall bear interest shall be 6.95% per annum. The date from which interest shall accrue for each of the Notes shall be [October 15, 2001]. The Interest Payment Dates on which interest on the Notes shall be payable are April 15 and October 15, commencing on [April 15, 2002]. The Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

         6. The place or places where the principal of and interest on the Notes shall be payable, the Notes may be surrendered for registration of transfer, the Notes may be surrendered for exchange and notices may be given to the Company in respect of the Notes is at the office of the Trustee in New York, New York and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture) or by wire transfer of immediately available funds to the accounts specified by the Holder (as defined in the Indenture) of such Notes.

         7. The Notes are redeemable, at the option of the Company, at any time in whole or from time to time in part upon not less than 30 and not more than 60 days' notice mailed to each Holder of Notes at the Holder's address appearing in the Security Register, on any date fixed by the Company prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the make-whole premium applicable to the Notes (the "Redemption Price").

         The amount of the make-whole premium with respect to a Note (or portion thereof) will be equal to the excess, if any, of (1) the sum of the present values, calculated as of the Redemption Date, of each interest payment that, but for such redemption, would have been payable on the Note (or portion thereof) on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date), and the principal amount that, but for such redemption, would have been payable at the final maturity of the Note (or portion thereof), over (2) the principal amount of such Note (or portion thereof).

         The present values of interest and principal payments referred to in clause (1) of the paragraph above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the U.S. Treasury Yield (as defined below) plus 20 basis points.

         The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to appoint such an institution at least 45 business days prior to the Redemption Date, or if the institution appointed is unwilling or unable to make such calculation, such calculation will be made by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         "U.S. Treasury Yield" means an annual rate of interest equal to the weekly average yield to maturity of U.S. Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes, calculated to the nearest 1/12th of a year (the "Remaining Term"). The U.S. Treasury Yield will be determined as of the third business day immediately preceding the Redemption Date.

         The weekly average yields of U.S. Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for U.S. Treasury Notes having a constant maturity that is the same as the Remaining Term, then the U.S. Treasury Yield will be equal to such weekly average yield. In all other cases, the U.S. Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the U.S. Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the U.S. Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200 of 1% or above being rounded upward. If weekly average yields for U.S. Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the U.S. Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 or integral multiples thereof.

         The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

         8. Additional Amounts (as defined in the Indenture) with respect to the Notes shall be payable in accordance with the Indenture and the provisions of this paragraph 8. The Company agrees that any amounts to be paid by the Company hereunder with respect to any Note shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Note with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as the case may be, in order that the amounts received by the Holder of the Note, after such deduction or withholding, shall equal the respective amounts of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as specified in such Notes to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

         (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Note (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Note or the collection of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Note and the Indenture, or the enforcement of such Note or
(B) where presentation is required, such Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

         (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

         (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, premium (if any), Redemption Price, and interest (if any);

         (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

         (5) any combination of (1) through (4).

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Note to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Note.

         9. The Notes shall be in fully registered form without coupons in denominations of $1,000 of principal amount thereof or any integral multiple thereof.

         10. Section 403 of the Indenture shall be applicable to the Notes.

         11. The Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit G to the Officers' Certificate to which this Exhibit is attached (the "Global Securities"), as a Book-Entry Security. Each Global Security shall represent such of the Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Notes from time to time endorsed thereon and that the aggregate amount of Notes represented thereby may from time to time be reduced to reflect exchanges and redemptions. Any endorsement of a Note to reflect the amount, or any increase or decrease in the amount, of Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having the beneficial interest in the Global Security.

         12. The Company initially appoints the Trustee to act as Paying Agent with respect to the Notes.

                                                                       EXHIBIT G

                            [FORM OF GLOBAL SECURITY]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                          6.95% NOTE DUE APRIL 15, 2008

                           TRANSOCEAN SEDCO FOREX INC.

Issue Date: _______ ___, 2002                           Maturity: April 15, 2008

Principal Amount: $___________                                            CUSIP:



Registered: No. R-

         Transocean Sedco Forex Inc., a Cayman Islands exempted company limited by shares (herein called the "Company", which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of ($ ) on April 15, 2008 and to pay interest thereon and Tax Additional Amounts, if any, in immediately available funds as specified on the other side of this Security.

         Payment of the principal of and interest on and Tax Additional Amounts, if any, with respect to this Global Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts;

provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds to the accounts designated to the Holder of this Security.

         Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:

                                        TRANSOCEAN SEDCO FOREX INC.



                                        ----------------------------------------
                                        By:
                                           Name:
                                           Title:


Attest:



-------------------------------
Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                         THE BANK OF NEW YORK,
                                         as Trustee



                                         ---------------------------------------
                                         Authorized Signature

                       [FORM OF REVERSE SIDE OF SECURITY]

                           TRANSOCEAN SEDCO FOREX INC.

                          6.95% NOTE DUE APRIL 15, 2008

         This Global Security is one of a duly authorized issue of senior securities of the Company (herein called the "Global Securities"), issued and to be issued in one or more series under the Indenture dated as of April 15, 1997, between Transocean Offshore Inc. ("Transocean-Delaware"), a Delaware corporation and a predecessor of the Company, and The Bank of New York, as the successor trustee to The Chase Manhattan Bank (formerly known as Texas Commerce Bank National Association) (the "Trustee"), as supplemented by the First Supplemental Indenture between Transocean-Delaware and the Trustee, dated as of April 15, 1997, the Second Supplemental Indenture among Transocean Offshore (Texas) Inc., a Texas corporation and a predecessor of the Company, the Company and the Trustee, dated as of May 14, 1999, the Third Supplemental Indenture between the Company and the Trustee, dated as of May 24, 2000 and the Fourth Supplemental Indenture between the Company and the Trustee, dated as of May 11, 2001 (such Indenture, as supplemented by the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, and Fourth Supplemental Indenture, the "Indenture"), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Global Security is one of the series designated on the face hereof, limited in aggregate principal amount to $250,000,000.

INTEREST

         The rate at which this Global Security shall bear interest shall be 6.95% per annum. The date from which interest shall accrue for this Global Security shall be [October 15, 2001]. The Interest Payment Dates on which interest on this Global Security shall be payable are April 15 and October 15 of each year, commencing on [April 15, 2002]. The Regular Record Date for the interest payable on this Global Security on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

         Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

OPTIONAL REDEMPTION

         The Notes are redeemable, at the option of the Company, at any time in whole or from time to time in part upon not less than 30 and not more than 60 days' notice mailed to each Holder of Notes at the Holder's address appearing in the Security Register, on any date fixed by the Company prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date (subject to the right of

Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the make-whole premium applicable to the Notes (the "Redemption Price").

         The amount of the make-whole premium with respect to a Note (or portion thereof) will be equal to the excess, if any, of (1) the sum of the present values, calculated as of the Redemption Date, of each interest payment that, but for such redemption, would have been payable on the Note (or portion thereof) on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date), and the principal amount that, but for such redemption, would have been payable at the final maturity of the Note (or portion thereof), over (2) the principal amount of such Note (or portion thereof).

         The present values of interest and principal payments referred to in clause (1) of the paragraph above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the U.S. Treasury Yield (as defined below) plus 20 basis points.

         The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to appoint such an institution at least 45 business days prior to the Redemption Date, or if the institution appointed is unwilling or unable to make such calculation, such calculation will be made by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         "U.S. Treasury Yield" means an annual rate of interest equal to the weekly average yield to maturity of U.S. Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes, calculated to the nearest 1/12th of a year (the "Remaining Term"). The U.S. Treasury Yield will be determined as of the third business day immediately preceding the Redemption Date.

         The weekly average yields of U.S. Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for U.S. Treasury Notes having a constant maturity that is the same as the Remaining Term, then the U.S. Treasury Yield will be equal to such weekly average yield. In all other cases, the U.S. Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the U.S. Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the U.S. Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200 of 1% or above being rounded upward. If weekly average yields for U.S. Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the U.S. Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 or integral multiples thereof.

         The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

TAX ADDITIONAL AMOUNTS

         The Company agrees that any amounts to be paid by the Company hereunder with respect to any Security shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as the case may be, in order that the amounts received by the Holder of the Security, after such deduction or withholding, shall equal the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as specified in such Securities to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

                  (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Security or the collection of the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Security and the Indenture, or the enforcement of such Security or (B) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

                  (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

                  (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of the respective amounts of principal, premium (if any), Redemption Price and interest (if any);

                  (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

                  (5) any combination of (1) through (4);

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

TRANSFER

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Global Security is registrable in the Security Register, upon surrender of this Global Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of any authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Global Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Global Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Global Security is registered as the owner hereof for all purposes, whether or not this Global Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

AMENDMENT, SUPPLEMENT AND WAIVER; LIMITATION ON SUITS

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the

Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security.

         Subject to the right of the Holder of any Securities of this series to receive payment of the principal thereof (and premium, if any) and interest thereon and any Tax Additional Amounts with respect thereto, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

                  (1) an Event of Default with respect to the Securities of this series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SUCCESSOR CORPORATION

         When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

DEFAULTS AND REMEDIES

         If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid principal plus accrued interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

DEFEASANCE

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Global Security or certain restrictive covenants and Events of Default with respect to this Global Security, in each case upon compliance with certain conditions set forth in the Indenture.

NO RECOURSE AGAINST OTHERS

         No recourse shall be had for the payment of the principal of or the interest, if any, on this Global Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or directory, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

INDENTURE TO CONTROL; GOVERNING LAW

         In the case of any conflict between the provisions of this Global Security and the Indenture, the provisions of the Indenture shall control.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

DEFINITIONS

         All terms defined in the Indenture and used in this Global Security but not specifically defined herein are used herein as so defined.

                                                                       EXHIBIT H

                           TRANSOCEAN SEDCO FOREX INC.

                         7.375% NOTES DUE APRIL 15, 2018

         1. The title of the Securities of the series shall be "7.375% Notes due April 15, 2018" (the "Notes").

         2. The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) is $250,000,000.

         3. Interest on the Notes shall be payable to the persons in whose name the Notes are registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest payment.

         4. The date on which the principal of the Notes is payable, unless accelerated pursuant to the Indenture, shall be April 15, 2018.

         5. The rate at which each of the Notes shall bear interest shall be 7.375% per annum. The date from which interest shall accrue for each of the Notes shall be [October 15, 2001]. The Interest Payment Dates on which interest on the Notes shall be payable are April 15 and October 15, commencing on [April 15, 2002]. The Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

         6. The place or places where the principal of and interest on the Notes shall be payable, the Notes may be surrendered for registration of transfer, the Notes may be surrendered for exchange and notices may be given to the Company in respect of the Notes is at the office of the Trustee in New York, New York and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture) or by wire transfer of immediately available funds to the accounts specified by the Holder (as defined in the Indenture) of such Notes.

         7. The Notes are redeemable, at the option of the Company, at any time in whole or from time to time in part upon not less than 30 and not more than 60 days' notice mailed to each Holder of Notes at the Holder's address appearing in the Security Register, on any date fixed by the Company prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the make-whole premium applicable to the Notes (the "Redemption Price").

         The amount of the make-whole premium with respect to a Note (or portion thereof) will be equal to the excess, if any, of (1) the sum of the present values, calculated as of the Redemption Date, of each interest payment that, but for such redemption, would have been payable on the Note (or portion thereof) on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date), and the principal amount that, but for such redemption, would have been payable at the final maturity of the Note (or portion thereof), over (2) the principal amount of such Note (or portion thereof).

         The present values of interest and principal payments referred to in clause (1) of the paragraph above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the U.S. Treasury Yield (as defined below) plus 25 basis points.

         The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to appoint such an institution at least 45 business days prior to the Redemption Date, or if the institution appointed is unwilling or unable to make such calculation, such calculation will be made by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         "U.S. Treasury Yield" means an annual rate of interest equal to the weekly average yield to maturity of U.S. Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes, calculated to the nearest 1/12th of a year (the "Remaining Term"). The U.S. Treasury Yield will be determined as of the third business day immediately preceding the Redemption Date.

         The weekly average yields of U.S. Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for U.S. Treasury Notes having a constant maturity that is the same as the Remaining Term, then the U.S. Treasury Yield will be equal to such weekly average yield. In all other cases, the U.S. Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the U.S. Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the U.S. Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200 of 1% or above being rounded upward. If weekly average yields for U.S. Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the U.S. Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 or integral multiples thereof.

         The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

         8. Additional Amounts (as defined in the Indenture) with respect to the Notes shall be payable in accordance with the Indenture and the provisions of this paragraph 8. The Company agrees that any amounts to be paid by the Company hereunder with respect to any Note shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Note with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as the case may be, in order that the amounts received by the Holder of the Note, after such deduction or withholding, shall equal the respective amounts of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as specified in such Notes to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

         (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Note (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Note or the collection of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Note and the Indenture, or the enforcement of such Note or
(B) where presentation is required, such Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

         (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

         (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, premium (if any), Redemption Price, and interest (if any);

         (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

         (5) any combination of (1) through (4).

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Note to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Note.

         9. The Notes shall be in fully registered form without coupons in denominations of $1,000 of principal amount thereof or any integral multiple thereof.

         10. Section 403 of the Indenture shall be applicable to the Notes.

         11. The Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit I to the Officers' Certificate to which this Exhibit is attached (the "Global Securities"), as a Book-Entry Security. Each Global Security shall represent such of the Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Notes from time to time endorsed thereon and that the aggregate amount of Notes represented thereby may from time to time be reduced to reflect exchanges and redemptions. Any endorsement of a Note to reflect the amount, or any increase or decrease in the amount, of Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having the beneficial interest in the Global Security.

         12. The Company initially appoints the Trustee to act as Paying Agent with respect to the Notes.

                                                                       EXHIBIT I

                            [FORM OF GLOBAL SECURITY]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                         7.375% NOTE DUE APRIL 15, 2018

                           TRANSOCEAN SEDCO FOREX INC.

Issue Date:  _______ ___, 2002                          Maturity: April 15, 2018

Principal Amount:  $___________                                           CUSIP:



Registered:  No. R-

         Transocean Sedco Forex Inc., a Cayman Islands exempted company limited by shares (herein called the "Company", which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal
sum of            ($            ) on April 15, 2018 and to pay interest thereon
and Tax Additional Amounts, if any, in immediately available funds as specified on the other side of this Security.

         Payment of the principal of and interest on and Tax Additional Amounts, if any, with respect to this Global Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts;

provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds to the accounts designated to the Holder of this Security.

         Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                            TRANSOCEAN SEDCO FOREX INC.



                                            -----------------------------------
                                            By:
                                                Name:
                                                Title:


Attest:



------------------------
Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            THE BANK OF NEW YORK,
                                            as Trustee



                                            -----------------------------------
                                            Authorized Signature

                       [FORM OF REVERSE SIDE OF SECURITY]

                           TRANSOCEAN SEDCO FOREX INC.

                         7.375% NOTE DUE APRIL 15, 2018

         This Global Security is one of a duly authorized issue of senior securities of the Company (herein called the "Global Securities"), issued and to be issued in one or more series under the Indenture dated as of April 15, 1997, between Transocean Offshore Inc. ("Transocean-Delaware"), a Delaware corporation and a predecessor of the Company, and The Bank of New York, as the successor trustee to The Chase Manhattan Bank (formerly known as Texas Commerce Bank National Association) (the "Trustee"), as supplemented by the First Supplemental Indenture between Transocean-Delaware and the Trustee, dated as of April 15, 1997, the Second Supplemental Indenture among Transocean Offshore (Texas) Inc., a Texas corporation and a predecessor of the Company, the Company and the Trustee, dated as of May 14, 1999, the Third Supplemental Indenture between the Company and the Trustee, dated as of May 24, 2000 and the Fourth Supplemental Indenture between the Company and the Trustee, dated as of May 11, 2001 (such Indenture, as supplemented by the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, and Fourth Supplemental Indenture, the "Indenture"), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Global Security is one of the series designated on the face hereof, limited in aggregate principal amount to $250,000,000.

INTEREST

         The rate at which this Global Security shall bear interest shall be 7.375% per annum. The date from which interest shall accrue for this Global Security shall be [October 15, 2001]. The Interest Payment Dates on which interest on this Global Security shall be payable are April 15 and October 15 of each year, commencing on [April 15, 2002]. The Regular Record Date for the interest payable on this Global Security on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

         Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

OPTIONAL REDEMPTION

         The Notes are redeemable, at the option of the Company, at any time in whole or from time to time in part upon not less than 30 and not more than 60 days' notice mailed to each Holder of Notes at the Holder's address appearing in the Security Register, on any date fixed by the Company prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date (subject to the right of

Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the make-whole premium applicable to the Notes (the "Redemption Price").

         The amount of the make-whole premium with respect to a Note (or portion thereof) will be equal to the excess, if any, of (1) the sum of the present values, calculated as of the Redemption Date, of each interest payment that, but for such redemption, would have been payable on the Note (or portion thereof) on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date), and the principal amount that, but for such redemption, would have been payable at the final maturity of the Note (or portion thereof), over (2) the principal amount of such Note (or portion thereof).

         The present values of interest and principal payments referred to in clause (1) of the paragraph above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the U.S. Treasury Yield (as defined below) plus 25 basis points.

         The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to appoint such an institution at least 45 business days prior to the Redemption Date, or if the institution appointed is unwilling or unable to make such calculation, such calculation will be made by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         "U.S. Treasury Yield" means an annual rate of interest equal to the weekly average yield to maturity of U.S. Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes, calculated to the nearest 1/12th of a year (the "Remaining Term"). The U.S. Treasury Yield will be determined as of the third business day immediately preceding the Redemption Date.

         The weekly average yields of U.S. Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for U.S. Treasury Notes having a constant maturity that is the same as the Remaining Term, then the U.S. Treasury Yield will be equal to such weekly average yield. In all other cases, the U.S. Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the U.S. Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the U.S. Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200 of 1% or above being rounded upward. If weekly average yields for U.S. Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the U.S. Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 or integral multiples thereof.

         The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

TAX ADDITIONAL AMOUNTS

         The Company agrees that any amounts to be paid by the Company hereunder with respect to any Security shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as the case may be, in order that the amounts received by the Holder of the Security, after such deduction or withholding, shall equal the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as specified in such Securities to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

              (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Security or the collection of the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Security and the Indenture, or the enforcement of such Security or (B) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

              (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

              (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of the respective amounts of principal, premium (if any), Redemption Price and interest (if any);

              (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

              (5) any combination of (1) through (4);

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

TRANSFER

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Global Security is registrable in the Security Register, upon surrender of this Global Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of any authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Global Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Global Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Global Security is registered as the owner hereof for all purposes, whether or not this Global Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

AMENDMENT, SUPPLEMENT AND WAIVER; LIMITATION ON SUITS

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the

Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security.

         Subject to the right of the Holder of any Securities of this series to receive payment of the principal thereof (and premium, if any) and interest thereon and any Tax Additional Amounts with respect thereto, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

              (1) an Event of Default with respect to the Securities of this series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

              (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SUCCESSOR CORPORATION

         When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

DEFAULTS AND REMEDIES

         If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid principal plus accrued interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

DEFEASANCE

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Global Security or certain restrictive covenants and Events of Default with respect to this Global Security, in each case upon compliance with certain conditions set forth in the Indenture.

NO RECOURSE AGAINST OTHERS

         No recourse shall be had for the payment of the principal of or the interest, if any, on this Global Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or directory, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

INDENTURE TO CONTROL; GOVERNING LAW

         In the case of any conflict between the provisions of this Global Security and the Indenture, the provisions of the Indenture shall control.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

DEFINITIONS

         All terms defined in the Indenture and used in this Global Security but not specifically defined herein are used herein as so defined.

                                                                       EXHIBIT J

                           TRANSOCEAN SEDCO FOREX INC.

                       9.125% NOTES DUE DECEMBER 15, 2003

         1. The title of the Securities of the series shall be "9.125% Notes due December 15, 2003" (the "Notes").

         2. The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) is $87,112,000.

         3. Interest on the Notes shall be payable to the persons in whose name the Notes are registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest payment.

         4. The date on which the principal of the Notes is payable, unless accelerated pursuant to the Indenture, shall be December 15, 2003.

         5. The rate at which each of the Notes shall bear interest shall be 9.125% per annum. The date from which interest shall accrue for each of the Notes shall be [December 15, 2001]. The Interest Payment Dates on which interest on the Notes shall be payable are June 15 and December 15, commencing on [June 15, 2002]. The Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the June 1 or December 1, as the case may be, immediately preceding such interest payment date.

         6. The place or places where the principal of and interest on the Notes shall be payable, the Notes may be surrendered for registration of transfer, the Notes may be surrendered for exchange and notices may be given to the Company in respect of the Notes is at the office of the Trustee in New York, New York and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture) or by wire transfer of immediately available funds to the accounts specified by the Holder (as defined in the Indenture) of such Notes.

         7. The Notes are redeemable, at the option of the Company, at any time in whole or from time to time in part upon not less than 30 and not more than 60 days' notice mailed to each Holder of Notes at the Holder's address appearing in the Security Register, on any date fixed by the Company prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the make-whole premium applicable to the Notes (the "Redemption Price").

         The amount of the make-whole premium with respect to a Note (or portion thereof) will be equal to the excess, if any, of (1) the sum of the present values, calculated as of the Redemption Date, of each interest payment that, but for such redemption, would have been payable on the Note (or portion thereof) on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date), and the principal amount that, but for such redemption, would have been payable at the final maturity of the Note (or portion thereof), over (2) the principal amount of such Note (or portion thereof).

         The present values of interest and principal payments referred to in clause (1) of the paragraph above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the U.S. Treasury Yield (as defined below) plus 50 basis points.

         The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to appoint such an institution at least 45 business days prior to the Redemption Date, or if the institution appointed is unwilling or unable to make such calculation, such calculation will be made by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         "U.S. Treasury Yield" means an annual rate of interest equal to the weekly average yield to maturity of U.S. Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes, calculated to the nearest 1/12th of a year (the "Remaining Term"). The U.S. Treasury Yield will be determined as of the third business day immediately preceding the Redemption Date.

         The weekly average yields of U.S. Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for U.S. Treasury Notes having a constant maturity that is the same as the Remaining Term, then the U.S. Treasury Yield will be equal to such weekly average yield. In all other cases, the U.S. Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the U.S. Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the U.S. Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200 of 1% or above being rounded upward. If weekly average yields for U.S. Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the U.S. Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 or integral multiples thereof.

         The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

         8. Additional Amounts (as defined in the Indenture) with respect to the Notes shall be payable in accordance with the Indenture and the provisions of this paragraph 8. The Company agrees that any amounts to be paid by the Company hereunder with respect to any Note shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Note with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as the case may be, in order that the amounts received by the Holder of the Note, after such deduction or withholding, shall equal the respective amounts of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as specified in such Notes to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

         (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Note (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Note or the collection of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Note and the Indenture, or the enforcement of such Note or
(B) where presentation is required, such Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

         (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

         (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, premium (if any), Redemption Price, and interest (if any);

         (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

         (5) any combination of (1) through (4).

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Note to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Note.

         9. The Notes shall be in fully registered form without coupons in denominations of $1,000 of principal amount thereof or any integral multiple thereof.

         10. Section 403 of the Indenture shall be applicable to the Notes.

         11. The Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit K to the Officers' Certificate to which this Exhibit is attached (the "Global Securities"), as a Book-Entry Security. Each Global Security shall represent such of the Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Notes from time to time endorsed thereon and that the aggregate amount of Notes represented thereby may from time to time be reduced to reflect exchanges and redemptions. Any endorsement of a Note to reflect the amount, or any increase or decrease in the amount, of Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having the beneficial interest in the Global Security.

         12. The Company initially appoints the Trustee to act as Paying Agent with respect to the Notes.

                                                                       EXHIBIT K

                            [FORM OF GLOBAL SECURITY]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                        9.125% NOTE DUE DECEMBER 15, 2003

                           TRANSOCEAN SEDCO FOREX INC.

Issue Date:  _______ ___, 2002                       Maturity: December 15, 2003

Principal Amount:  $___________                                           CUSIP:



Registered:  No. R-

         Transocean Sedco Forex Inc., a Cayman Islands exempted company limited by shares (herein called the "Company", which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal
sum of           ($           ) on December 15, 2003 and to pay interest thereon
and Tax Additional Amounts, if any, in immediately available funds as specified on the other side of this Security.

         Payment of the principal of and interest on and Tax Additional Amounts, if any, with respect to this Global Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts;

provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds to the accounts designated to the Holder of this Security.

         Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                        TRANSOCEAN SEDCO FOREX INC.



                                        -------------------------------------
                                        By:
                                            Name:
                                            Title:


Attest:



-------------------------------
Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                        as Trustee



                                        ------------------------------------
                                        Authorized Signature

                       [FORM OF REVERSE SIDE OF SECURITY]

                           TRANSOCEAN SEDCO FOREX INC.

                        9.125% NOTE DUE DECEMBER 15, 2003

         This Global Security is one of a duly authorized issue of senior securities of the Company (herein called the "Global Securities"), issued and to be issued in one or more series under the Indenture dated as of April 15, 1997, between Transocean Offshore Inc. ("Transocean-Delaware"), a Delaware corporation and a predecessor of the Company, and The Bank of New York, as the successor trustee to The Chase Manhattan Bank (formerly known as Texas Commerce Bank National Association) (the "Trustee"), as supplemented by the First Supplemental Indenture between Transocean-Delaware and the Trustee, dated as of April 15, 1997, the Second Supplemental Indenture among Transocean Offshore (Texas) Inc., a Texas corporation and a predecessor of the Company, the Company and the Trustee, dated as of May 14, 1999, the Third Supplemental Indenture between the Company and the Trustee, dated as of May 24, 2000 and the Fourth Supplemental Indenture between the Company and the Trustee, dated as of May 11, 2001 (such Indenture, as supplemented by the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, and Fourth Supplemental Indenture, the "Indenture"), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Global Security is one of the series designated on the face hereof, limited in aggregate principal amount to $87,112,000.

INTEREST

         The rate at which this Global Security shall bear interest shall be 9.125% per annum. The date from which interest shall accrue for this Global Security shall be [December 15, 2001]. The Interest Payment Dates on which interest on this Global Security shall be payable are June 15 and December 15 of each year, commencing on [June 15, 2002]. The Regular Record Date for the interest payable on this Global Security on any Interest Payment Date shall be the June 1 or December 1, as the case may be, immediately preceding such interest payment date.

         Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

OPTIONAL REDEMPTION

         The Notes are redeemable, at the option of the Company, at any time in whole or from time to time in part upon not less than 30 and not more than 60 days' notice mailed to each Holder of Notes at the Holder's address appearing in the Security Register, on any date fixed by the Company prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date (subject to the right of

Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the make-whole premium applicable to the Notes (the "Redemption Price").

         The amount of the make-whole premium with respect to a Note (or portion thereof) will be equal to the excess, if any, of (1) the sum of the present values, calculated as of the Redemption Date, of each interest payment that, but for such redemption, would have been payable on the Note (or portion thereof) on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date), and the principal amount that, but for such redemption, would have been payable at the final maturity of the Note (or portion thereof), over (2) the principal amount of such Note (or portion thereof).

         The present values of interest and principal payments referred to in clause (1) of the paragraph above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the U.S. Treasury Yield (as defined below) plus 50 basis points.

         The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to appoint such an institution at least 45 business days prior to the Redemption Date, or if the institution appointed is unwilling or unable to make such calculation, such calculation will be made by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         "U.S. Treasury Yield" means an annual rate of interest equal to the weekly average yield to maturity of U.S. Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes, calculated to the nearest 1/12th of a year (the "Remaining Term"). The U.S. Treasury Yield will be determined as of the third business day immediately preceding the Redemption Date.

         The weekly average yields of U.S. Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for U.S. Treasury Notes having a constant maturity that is the same as the Remaining Term, then the U.S. Treasury Yield will be equal to such weekly average yield. In all other cases, the U.S. Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the U.S. Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the U.S. Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200 of 1% or above being rounded upward. If weekly average yields for U.S. Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the U.S. Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 or integral multiples thereof.

         The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

TAX ADDITIONAL AMOUNTS

         The Company agrees that any amounts to be paid by the Company hereunder with respect to any Security shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as the case may be, in order that the amounts received by the Holder of the Security, after such deduction or withholding, shall equal the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as specified in such Securities to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

              (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Security or the collection of the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Security and the Indenture, or the enforcement of such Security or (B) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

              (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

              (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of the respective amounts of principal, premium (if any), Redemption Price and interest (if any);

              (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

              (5) any combination of (1) through (4);

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

TRANSFER

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Global Security is registrable in the Security Register, upon surrender of this Global Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of any authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Global Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Global Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Global Security is registered as the owner hereof for all purposes, whether or not this Global Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

AMENDMENT, SUPPLEMENT AND WAIVER; LIMITATION ON SUITS

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the

Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security.

         Subject to the right of the Holder of any Securities of this series to receive payment of the principal thereof (and premium, if any) and interest thereon and any Tax Additional Amounts with respect thereto, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

              (1) an Event of Default with respect to the Securities of this series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

              (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SUCCESSOR CORPORATION

         When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

DEFAULTS AND REMEDIES

         If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid principal plus accrued interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

DEFEASANCE

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Global Security or certain restrictive covenants and Events of Default with respect to this Global Security, in each case upon compliance with certain conditions set forth in the Indenture.

NO RECOURSE AGAINST OTHERS

         No recourse shall be had for the payment of the principal of or the interest, if any, on this Global Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or directory, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

INDENTURE TO CONTROL; GOVERNING LAW

         In the case of any conflict between the provisions of this Global Security and the Indenture, the provisions of the Indenture shall control.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

DEFINITIONS

         All terms defined in the Indenture and used in this Global Security but not specifically defined herein are used herein as so defined.

                                                                       EXHIBIT L

                           TRANSOCEAN SEDCO FOREX INC.

                        9.50% NOTES DUE DECEMBER 15, 2008

         1. The title of the Securities of the series shall be "9.50% Notes due December 15, 2008" (the "Notes").

         2. The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) is $300,000,000.

         3. Interest on the Notes shall be payable to the persons in whose name the Notes are registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest payment.

         4. The date on which the principal of the Notes is payable, unless accelerated pursuant to the Indenture, shall be December 15, 2008.

         5. The rate at which each of the Notes shall bear interest shall be 9.50% per annum. The date from which interest shall accrue for each of the Notes shall be [December 15, 2001]. The Interest Payment Dates on which interest on the Notes shall be payable are June 15 and December 15, commencing on [June 15, 2002]. The Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the June 1 or December 1, as the case may be, immediately preceding such interest payment date.

         6. The place or places where the principal of and interest on the Notes shall be payable, the Notes may be surrendered for registration of transfer, the Notes may be surrendered for exchange and notices may be given to the Company in respect of the Notes is at the office of the Trustee in New York, New York and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture) or by wire transfer of immediately available funds to the accounts specified by the Holder (as defined in the Indenture) of such Notes.

         7. The Notes are redeemable, at the option of the Company, at any time in whole or from time to time in part upon not less than 30 and not more than 60 days' notice mailed to each Holder of Notes at the Holder's address appearing in the Security Register, on any date fixed by the Company prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the make-whole premium applicable to the Notes (the "Redemption Price").

         The amount of the make-whole premium with respect to a Note (or portion thereof) will be equal to the excess, if any, of (1) the sum of the present values, calculated as of the Redemption Date, of each interest payment that, but for such redemption, would have been payable on the Note (or portion thereof) on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date), and the principal amount that, but for such redemption, would have been payable at the final maturity of the Note (or portion thereof), over (2) the principal amount of such Note (or portion thereof).

         The present values of interest and principal payments referred to in clause (1) of the paragraph above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the U.S. Treasury Yield (as defined below) plus 50 basis points.

         The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to appoint such an institution at least 45 business days prior to the Redemption Date, or if the institution appointed is unwilling or unable to make such calculation, such calculation will be made by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         "U.S. Treasury Yield" means an annual rate of interest equal to the weekly average yield to maturity of U.S. Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes, calculated to the nearest 1/12th of a year (the "Remaining Term"). The U.S. Treasury Yield will be determined as of the third business day immediately preceding the Redemption Date.

         The weekly average yields of U.S. Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for U.S. Treasury Notes having a constant maturity that is the same as the Remaining Term, then the U.S. Treasury Yield will be equal to such weekly average yield. In all other cases, the U.S. Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the U.S. Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the U.S. Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200 of 1% or above being rounded upward. If weekly average yields for U.S. Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the U.S. Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 or integral multiples thereof.

         The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

         8. Additional Amounts (as defined in the Indenture) with respect to the Notes shall be payable in accordance with the Indenture and the provisions of this paragraph 8. The Company agrees that any amounts to be paid by the Company hereunder with respect to any Note shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Note with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as the case may be, in order that the amounts received by the Holder of the Note, after such deduction or withholding, shall equal the respective amounts of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as specified in such Notes to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

         (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Note (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Note or the collection of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Note and the Indenture, or the enforcement of such Note or
(B) where presentation is required, such Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

         (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

         (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, premium (if any), Redemption Price, and interest (if any);

         (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

         (5) any combination of (1) through (4).

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Note to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Note.

         9. The Notes shall be in fully registered form without coupons in denominations of $1,000 of principal amount thereof or any integral multiple thereof.

         10. Section 403 of the Indenture shall be applicable to the Notes.

         11. The Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit M to the Officers' Certificate to which this Exhibit is attached (the "Global Securities"), as a Book-Entry Security. Each Global Security shall represent such of the Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Notes from time to time endorsed thereon and that the aggregate amount of Notes represented thereby may from time to time be reduced to reflect exchanges and redemptions. Any endorsement of a Note to reflect the amount, or any increase or decrease in the amount, of Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having the beneficial interest in the Global Security.

         12. The Company initially appoints the Trustee to act as Paying Agent with respect to the Notes.

                                                                       EXHIBIT M

                            [FORM OF GLOBAL SECURITY]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                        9.50% NOTE DUE DECEMBER 15, 2008

                           TRANSOCEAN SEDCO FOREX INC.

Issue Date:  _______ ___, 2002                       Maturity: December 15, 2008

Principal Amount:  $___________                                           CUSIP:



Registered:  No. R-

         Transocean Sedco Forex Inc., a Cayman Islands exempted company limited by shares (herein called the "Company", which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal
sum of         ($         ) on December 15, 2008 and to pay interest thereon and
Tax Additional Amounts, if any, in immediately available funds as specified on the other side of this Security.

         Payment of the principal of and interest on and Tax Additional Amounts, if any, with respect to this Global Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts;

provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds to the accounts designated to the Holder of this Security.

         Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                          TRANSOCEAN SEDCO FOREX INC.



                                          ------------------------------------
                                          By:
                                             Name:
                                             Title:


Attest:



----------------------------
Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                        as Trustee



                                        ---------------------------------
                                        Authorized Signature

                       [FORM OF REVERSE SIDE OF SECURITY]

                           TRANSOCEAN SEDCO FOREX INC.

                        9.50% NOTE DUE DECEMBER 15, 2008

         This Global Security is one of a duly authorized issue of senior securities of the Company (herein called the "Global Securities"), issued and to be issued in one or more series under the Indenture dated as of April 15, 1997, between Transocean Offshore Inc. ("Transocean-Delaware"), a Delaware corporation and a predecessor of the Company, and The Bank of New York, as the successor trustee to The Chase Manhattan Bank (formerly known as Texas Commerce Bank National Association) (the "Trustee"), as supplemented by the First Supplemental Indenture between Transocean-Delaware and the Trustee, dated as of April 15, 1997, the Second Supplemental Indenture among Transocean Offshore (Texas) Inc., a Texas corporation and a predecessor of the Company, the Company and the Trustee, dated as of May 14, 1999, the Third Supplemental Indenture between the Company and the Trustee, dated as of May 24, 2000 and the Fourth Supplemental Indenture between the Company and the Trustee, dated as of May 11, 2001 (such Indenture, as supplemented by the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, and Fourth Supplemental Indenture, the "Indenture"), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Global Security is one of the series designated on the face hereof, limited in aggregate principal amount to $300,000,000.

INTEREST

         The rate at which this Global Security shall bear interest shall be 9.50% per annum. The date from which interest shall accrue for this Global Security shall be [December 15, 2001]. The Interest Payment Dates on which interest on this Global Security shall be payable are June 15 and December 15 of each year, commencing on [June 15, 2002]. The Regular Record Date for the interest payable on this Global Security on any Interest Payment Date shall be the June 1 or December 1, as the case may be, immediately preceding such interest payment date.

         Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

OPTIONAL REDEMPTION

         The Notes are redeemable, at the option of the Company, at any time in whole or from time to time in part upon not less than 30 and not more than 60 days' notice mailed to each Holder of Notes at the Holder's address appearing in the Security Register, on any date fixed by the Company prior to maturity (the "Redemption Date") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date (subject to the right of

Holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the make-whole premium applicable to the Notes (the "Redemption Price").

         The amount of the make-whole premium with respect to a Note (or portion thereof) will be equal to the excess, if any, of (1) the sum of the present values, calculated as of the Redemption Date, of each interest payment that, but for such redemption, would have been payable on the Note (or portion thereof) on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date), and the principal amount that, but for such redemption, would have been payable at the final maturity of the Note (or portion thereof), over (2) the principal amount of such Note (or portion thereof).

         The present values of interest and principal payments referred to in clause (1) of the paragraph above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the U.S. Treasury Yield (as defined below) plus 50 basis points.

         The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to appoint such an institution at least 45 business days prior to the Redemption Date, or if the institution appointed is unwilling or unable to make such calculation, such calculation will be made by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         "U.S. Treasury Yield" means an annual rate of interest equal to the weekly average yield to maturity of U.S. Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes, calculated to the nearest 1/12th of a year (the "Remaining Term"). The U.S. Treasury Yield will be determined as of the third business day immediately preceding the Redemption Date.

         The weekly average yields of U.S. Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for U.S. Treasury Notes having a constant maturity that is the same as the Remaining Term, then the U.S. Treasury Yield will be equal to such weekly average yield. In all other cases, the U.S. Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the U.S. Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the U.S. Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100th of 1%, with any figure of 1/200 of 1% or above being rounded upward. If weekly average yields for U.S. Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the U.S. Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 or integral multiples thereof.

         The Notes are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

TAX ADDITIONAL AMOUNTS

         The Company agrees that any amounts to be paid by the Company hereunder with respect to any Security shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as the case may be, in order that the amounts received by the Holder of the Security, after such deduction or withholding, shall equal the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as specified in such Securities to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

              (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Security or the collection of the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Security and the Indenture, or the enforcement of such Security or (B) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

              (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

              (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of the respective amounts of principal, premium (if any), Redemption Price and interest (if any);

              (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply upon the Company's request with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

              (5) any combination of (1) through (4);

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

TRANSFER

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Global Security is registrable in the Security Register, upon surrender of this Global Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of any authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Global Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Global Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Global Security is registered as the owner hereof for all purposes, whether or not this Global Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

AMENDMENT, SUPPLEMENT AND WAIVER; LIMITATION ON SUITS

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the

Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security.

         Subject to the right of the Holder of any Securities of this series to receive payment of the principal thereof (and premium, if any) and interest thereon and any Tax Additional Amounts with respect thereto, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

              (1) an Event of Default with respect to the Securities of this series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

              (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SUCCESSOR CORPORATION

         When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

DEFAULTS AND REMEDIES

         If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid principal plus accrued interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

DEFEASANCE

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Global Security or certain restrictive covenants and Events of Default with respect to this Global Security, in each case upon compliance with certain conditions set forth in the Indenture.

NO RECOURSE AGAINST OTHERS

         No recourse shall be had for the payment of the principal of or the interest, if any, on this Global Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or directory, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

INDENTURE TO CONTROL; GOVERNING LAW

         In the case of any conflict between the provisions of this Global Security and the Indenture, the provisions of the Indenture shall control.

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

DEFINITIONS

         All terms defined in the Indenture and used in this Global Security but not specifically defined herein are used herein as so defined.